                                                                    EXHIBIT 99.3

           UNAUDITED CONDENSED COMBINED PRO FORMA FINANCIAL STATEMENTS
                       ACQUISITION OF ROYAL ROBBINS, INC.

         On October 31, 2003, Phoenix Footwear Group, Inc. (the "Company") acquired all of the outstanding capital stock of Royal Robbins, Inc., ("Royal Robbins") a privately held California-based casual and outdoor apparel brand. The stock was owned by three family trusts controlled by Royal Robbins' Chairman and Chief Executive Officer, Dan J. Costa, and his immediate family. The purchase price for the stock was $6.5 million, payable in cash and 71,889 shares of our common stock, plus potential earnout cash payments of 25% of Royal Robbins' gross profit over its next two fiscal years ending May 31, 2004 and 2005, respectively, so long as minimum thresholds are achieved by the acquired business for each of these fiscal years.

         The Royal Robbins acquisition is being accounted for under the purchase method of accounting. Accordingly, the total purchase price is being allocated to the assets acquired and the liabilities assumed based upon their respective estimated fair values. A preliminary allocation of the purchase price has been made to major categories of assets and liabilities in the unaudited pro forma combined balance sheet based on the Company's preliminary assessment and has resulted in net assets of $2,884,000 and intangible assets of $3,616,000. The final allocation of the purchase price may result in significant differences from the pro forma amounts included in the unaudited pro forma combined financial information.

         The following unaudited condensed combined pro forma financial statements (the "pro forma financial statements") and explanatory notes have been prepared to give effect to the acquisition using the purchase method of accounting for business combinations, taking into account the Company's acquisition of H.S. Trask & Co. ("H.S. Trask") on August 7, 2003 and the disposition by Royal Robbins of its tactical clothing line. In accordance with
Article 11 of Regulation S-X, an unaudited condensed combined pro forma balance sheet (the "pro forma balance sheet") as of June 28, 2003, and unaudited condensed combined pro forma income statements (the "pro forma income statements") for the six months ended June 28, 2003, and the year ended December 31, 2002 have been prepared to reflect, for accounting purposes, the acquisition of Royal Robbins by the Company. The unaudited pro forma financial statements for the H.S. Trask acquisition are included in the Company's Current Report on Form 8-K/A, Exhibit 99.3, filed with the Securities and Exchange Commission on September 19, 2003.

         The pro forma financial statements are provided for illustrative purposes only, and are not necessarily indicative of the operating results or financial position that would have occurred if these transactions had been consummated at the beginning of the periods or on the dates indicated, nor are they necessarily indicative of any future operation results or financial position. The pro forma financial statements do not include any adjustments related to any restructuring charges, profit improvements, potential costs savings, or one-time charges which may result from these transactions or the final result of valuations of inventories, property, plant and equipment, intangible assets, debt, and other obligations.

                          PHOENIX FOOTWEAR GROUP, INC.
                           PROFORMA FINANCIAL RESULTS
                        BALANCE SHEET AS OF JUNE 28, 2003

                                PHOENIX PROFORMA
                                    COMBINED        ROYAL ROBBINS    PROFORMA             COMBINED
                                  JUNE 28, 2003     MAY 31, 2003    ADJUSTMENTS         JUNE 28, 2003
                                  -------------     ------------    -----------         -------------
Cash                              $          -      $    503,000   $   (503,000)(2)     $          -
A/R Trade, Net                       6,634,000         4,253,000              -           10,887,000
Misc A/R                               544,000         1,506,000     (1,506,000)(5)          544,000
Deferred Income Tax                    407,000           165,000              -              572,000
Inventory, Net                      10,915,000         1,880,000              -           12,795,000
Other                                  790,000           305,000                           1,095,000
                                  ------------      ------------   ------------         ------------
   Total Current Assets             19,290,000         8,612,000     (2,009,000)          25,893,000

Property, Plant & Equip., net        1,101,000           586,000              -            1,687,000

Goodwill                             4,240,000                 -      2,893,000 (3)        7,133,000
Other Intangibles                      649,000                 -        723,000 (4)        1,372,000
Accumulated Amortization              (139,000)                -                            (139,000)
Other Receivable                       718,000                 -              -              718,000
Other Assets, net                      286,000            14,000              -              300,000
                                  ------------      ------------   ------------         ------------
   Total Other Assets                5,754,000            14,000      3,616,000            9,384,000
                                  ------------      ------------   ------------         ------------

TOTAL ASSETS                      $ 26,145,000      $  9,212,000   $  1,607,000         $ 36,964,000
                                  ============      ============   ============         ============

Notes Payable, line of credit     $  5,634,000      $  3,338,000   $  5,862,000 (5)     $ 14,834,000
Notes Payable, Current                 750,000           560,000      (560,000) (5)          750,000
Accounts Payable, Trade              3,039,000         1,117,000              -            4,156,000
Liability to former stockholder              -           600,000      (600,000) (5)                -
Other Accrual                        1,405,000                 -              -            1,405,000
Income Tax Payable                     (78,000)                -              -              (78,000)
                                  ------------      ------------   ------------         ------------
   Total Current Liabilities        10,750,000         5,615,000      4,702,000           21,067,000

Notes Payable, non-current           1,500,000           711,000      (711,000) (5)        1,500,000
Deferred Income Tax                  1,000,000             2,000              -            1,002,000
                                  ------------      ------------   ------------         ------------
   Total Other Liabilities           2,500,000           713,000      (711,000)            2,502,000
                                  ------------      ------------   ------------         ------------

TOTAL LIABILITIES                   13,250,000         6,328,000      3,991,000           23,569,000
                                  ------------      ------------   ------------         ------------

Preferred Stock                              -                 -              -                    -
Common Stock                            24,000           134,000       (133,000)(6)(7)        25,000
Paid-in Excess                      10,686,000                 -        499,000 (6)(7)    11,185,000
Retained Earnings                    3,759,000         2,750,000     (2,750,000)(6)(7)     3,759,000
Treasury Stock                      (1,574,000)                -              -           (1,574,000)
                                  ------------      ------------   ------------         ------------
   Stockholders' Equity             12,895,000         2,884,000     (2,384,000)          13,395,000

TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY              $ 26,145,000      $  9,212,000   $  1,607,000         $ 36,964,000
                                  ============      ============   ============         ============

                          PHOENIX FOOTWEAR GROUP, INC.
                           PROFORMA FINANCIAL RESULTS
             INCOME STATEMENT FOR THE YEAR ENDED DECEMBER 31, 2002

                                      PHOENIX
                                      PROFORMA
                                      COMBINED     ROYAL ROBBINS                  ROYAL ROBBINS
                                        2002       12 MO. ENDED                   12 MO. ENDED     PROFORMA
                                    DEC 31, 2002   NOV 30, 2002  DISPOSITION(1)   NOV 30, 2002    ADJUSTMENTS          COMBINED
                                    ------------   ------------  --------------   ------------    -----------          --------
Net Sales                           $ 45,234,000   $ 18,912,000   $ (3,329,000)   $ 15,583,000   $          -        $ 60,817,000

Costs of Goods Sold                   28,150,000     10,365,000     (1,552,000)      8,813,000              -          36,963,000
                                    ------------   ------------   ------------    ------------   ------------        ------------

Gross Profit                          17,084,000      8,547,000     (1,777,000)      6,770,000              -          23,854,000
Royalty Income                                 -        422,000              -         422,000              -             422,000
                                    ------------   ------------   ------------    ------------   ------------        ------------
Gross Profit and Royalty Income       17,084,000      8,969,000     (1,777,000)      7,192,000              -          24,276,000

Operating Expenses:
  Selling, G & A expenses             12,821,000      7,783,000       (972,000)      6,811,000        103,000 (8)      19,735,000
   Other expense, net                    442,000              -              -               -              -             442,000
                                    ------------   ------------   ------------    ------------   ------------        ------------

   Total operating Expenses           13,263,000      7,783,000       (972,000)      6,811,000        103,000          20,177,000
                                    ------------   ------------   ------------    ------------   ------------        ------------

Operating Income / (Loss)              3,821,000      1,186,000       (805,000)        381,000       (103,000)          4,099,000

Interest Expense                         832,000        222,000        (43,000)        179,000        214,000 (9)       1,225,000
                                    ------------   ------------   ------------    ------------   ------------        ------------

Income (Loss) before Income Taxes      2,989,000        964,000       (762,000)        202,000       (317,000)          2,874,000

Income Tax Expense (Benefit)           1,251,000        443,000       (304,000)        139,000       (127,000) (10)     1,263,000
                                    ------------   ------------   ------------    ------------   ------------        ------------

Net Income (Loss)                   $  1,738,000   $    521,000   $   (458,000)   $     63,000   $   (190,000)       $  1,611,000
                                    ============   ============   ============    ============   ============        ============

Net Income (Loss) per Share:
   Basic                            $       0.42                                                                     $       0.38
                                    ============                                                                     ============
   Diluted                          $       0.39                                                                     $       0.35
                                    ============                                                                     ============

Shares Outstanding
  Basic                                4,118,000                                                       71,889 (11)     4,189,889
  Diluted                              4,482,000                                                       71,889 (11)     4,553,889

                          PHOENIX FOOTWEAR GROUP, INC.
                           PROFORMA FINANCIAL RESULTS
             INCOME STATEMENT FOR THE SIX MONTHS ENDED JUNE 28, 2003

                                  PHOENIX PROFORMA
                                      COMBINED      ROYAL ROBBINS                  ROYAL ROBBINS
                                        2003        6 MO. ENDED                    6 MO. ENDED      PROFORMA
                                    JUNE 28, 2003   MAY 31, 2003  DISPOSITION(1)   MAY 31, 2003    ADJUSTMENTS          COMBINED
                                    -------------   ------------  --------------   ------------    -----------          --------
Net Sales                           $ 20,560,000    $ 12,573,000   $ (2,592,000)   $  9,981,000   $          -        $ 30,541,000

Costs of Goods Sold                   11,762,000       6,150,000     (1,142,000)      5,008,000              -          16,770,000
                                    ------------    ------------   ------------    ------------   ------------        ------------

Gross Profit                           8,798,000       6,423,000     (1,450,000)      4,973,000              -          13,771,000
Royalty Income                                 -         205,000              -         205,000              -             205,000
                                    ------------    ------------   ------------    ------------   ------------        ------------
Gross Profit and Royalty Income        8,798,000       6,628,000     (1,450,000)      5,178,000              -          13,976,000

Operating Expenses:
  Selling, G & A expenses              7,377,000       5,104,000       (866,000)      4,238,000         52,000 (8)      11,667,000
   Other expense, net                  1,415,000               -              -               -              -           1,415,000
                                    ------------    ------------   ------------    ------------   ------------        ------------

   Total operating Expenses            8,792,000       5,104,000       (866,000)      4,238,000         52,000          13,082,000
                                    ------------    ------------   ------------    ------------   ------------        ------------

Operating Income / (Loss)                  6,000       1,524,000       (584,000)        940,000        (50,000)            894,000

Interest Expense                         491,000         167,000        (77,000)         90,000        103,000 (9)         684,000
                                    ------------    ------------   ------------    ------------   ------------        ------------

Income (Loss) before Income Taxes       (485,000)      1,357,000       (507,000)        850,000       (155,000)            210,000

Income Tax Expense (Benefit)              57,000         523,000       (202,000)        321,000        (62,000) (10)       316,000
                                    ------------    ------------   ------------    ------------   ------------        ------------

Net Income (Loss)                   $   (542,000)   $    834,000   $   (305,000)   $    529,000   $    (93,000)       $   (106,000)
                                    ============    ============   ============    ============   ============        ============

Net Income (Loss) per Share:

   Basic                            $      (0.12)                                                                     $      (0.02)
                                   =============                                                                     =============
   Diluted                          $      (0.12)                                                                     $      (0.02)
                                   =============                                                                     =============

Shares Outstanding

  Basic                                4,382,387                                                        71,889 (11)      4,454,276
  Diluted                              4,382,387                                                        71,889 (11)      4,454,276

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

A.       BASIS OF PRO FORMA PRESENTATION

         On October 31, 2003, the Company acquired 100% of the outstanding shares of Royal Robbins. The acquisition was accounted for as a purchase combination under SFAS No. 141, "Business Combinations". Accordingly, the estimated fair value of assets acquired and liabilities assumed were included in the Company's condensed consolidated results of operations as of and since the effective date of the purchase. There were no significant differences between the accounting policies of the Company and Royal Robbins.

         The accompanying unaudited pro forma combined condensed balance sheet has been prepared as if the acquisition was completed on June 28, 2003.

         The accompanying unaudited pro forma combined condensed statements of operations have been prepared as if the acquisition was completed as of January 1, 2002 and reflects the following pro forma adjustments.

B.       PRO FORMA ADJUSTMENTS

         Certain reclassifications have been made to conform Royal Robbins historical amounts to the Company's financial statement presentation.

(1) During fiscal 2003, but prior to its acquisition by the Company, Royal Robbins transferred the primary assets of its tactical clothing line and associated liabilities to an affiliated entity, 5.11, Inc., at book value. Certain costs have been identified and allocated as appropriate to reflect the financial results of the tactical clothing line for the periods presented. Management of Royal Robbins believes the allocation methods used provide a reasonable estimate of services provided and benefits received by the tactical clothing line.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

(2) Cash reduced for acquisition and remainder of cash requirements added to long-term debt.

(3) Based on management's preliminary estimate of the fair value of assets and liabilities, 80% of the excess purchase price over the net book value is not amortized. This is an estimate as the final allocation between goodwill and other intangibles will be based upon a third party appraisal or other appropriate allocation method.

(4) Based on management's preliminary estimate of the fair value of assets and liabilities, 20% of the excess purchase price over the net book value is amortized over an average of 7 years. This intangible asset amount is an estimate as the final allocation between goodwill and other intangibles will be based upon a third party appraisal or other appropriate allocation method.

(5) Represents net change in bank debt incurred to fund the acquisition and collection of miscellaneous receivable and payment of liabilities in connection with acquisition.

(6) Purchase accounting elimination of common stock and retained earnings as of January 1, 2002.

(7) Represents the issuance of 71,889 shares of common stock, par value $0.01 per share, in connection with the acquisition, at an estimated value of $6.96 per share.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS - YEAR ENDED DECEMBER 31, 2002 AND SIX MONTHS ENDED JUNE 28, 2003

(8)      Represents pro forma intangible asset amortization.

(9)      Represents pro forma interest on additional debt outstanding.

(10)     Assumes a 40% effective tax rate.

(11) Represents 71,889 shares of newly issued common stock, par value $0.01 per share, in connection with the acquisition.